SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
November 12, 2002 (November 12, 2002)

Korn/Ferry International
(Exact name of registrant as specified in its charter)

Delaware	001-14505	95-2623879
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Century Park East, Suite 900, Los Angeles, California 90067

(Address of principal executive offices) (Zip Code)

(310) 552-1834
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5.  Other Events.

On November 12, 2002, Korn/Ferry International announced that Windle B. Priem resigned as director of Korn/Ferry International, effective November 5, 2002. The company also announced that it expects Mr. Priem to remain involved with the search work of the company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN/FERRY INTERNATIONAL
By:	/s/ Paul C. Reilly

Name:	Paul C. Reilly
Title:	Chair of the Board and Chief Executive Officer

Date: November 12, 2002

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